UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2006


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                                  EXPEDIA, INC.
             (Exact name of registrant as specified in its charter)
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         Delaware                     000-51447               20-2705720
(State or other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)

3150 139th Avenue S.E., Bellevue, Washington                      98005
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:         (425) 679-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.    OTHER EVENTS.
On August 16, 2006, Expedia, Inc. (the "Company") announced the pricing of the previously announced planned institutional private placement of senior unsecured notes guaranteed by certain of its subsidiaries (the "Notes") pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to persons outside of the United States pursuant to Regulation S under the Securities Act. The placement of the Notes is expected to close on August 21, 2006.

The press release announcing the pricing is being issued pursuant to and in accordance with Rule 135c under the Securities Act and a copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

99.1   Press release issued by the Company on August 16, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 16, 2006

                                             EXPEDIA, INC.

                                                  /s/ Dara Khosrowshahi
                                             By:--------------------------------
                                                Name:  Dara Khosrowshahi
                                                Title: President and CEO


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                                  EXHIBIT INDEX

     99.1   Press release of Expedia, Inc., dated August 16, 2006.


                                                                    EXHIBIT 99.1


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